UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2026

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange
The Southern Company	2025 Series A Corporate Units	SOMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Southern Company (the “Company”) held its Annual Meeting of Stockholders on
May 13, 2026. Stockholders voted as follows on the ten matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Janaki Akella	784,876,449	98.68%	10,432,453	2,053,270	179,338,232
Shantella E. Cooper	783,342,955	98.49%	11,966,881	2,052,336	179,338,232
Anthony F. Earley, Jr.	778,970,288	97.94%	16,310,213	2,081,671	179,338,232
James O. Etheredge	787,103,009	98.97%	8,171,485	2,087,678	179,338,232
David J. Grain	771,268,167	96.98%	24,003,646	2,090,359	179,338,232
John D. Johns	782,392,634	98.38%	12,882,396	2,087,142	179,338,232
David E. Meador	780,239,348	98.10%	15,074,948	2,047,876	179,338,232
William G. Smith, Jr.	772,562,017	97.14%	22,714,125	2,086,030	179,338,232
Kristine L. Svinicki	779,969,354	98.06%	15,380,351	2,012,467	179,338,232
Lizanne Thomas	774,256,082	97.34%	21,142,031	1,964,059	179,338,232
John M. Turner, Jr.	787,367,826	99.00%	7,923,303	2,071,043	179,338,232
Christopher C. Womack	773,084,318	97.20%	22,205,419	2,072,435	179,338,232

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
754,894,258	95.24%	37,651,570	4,816,344	179,338,232

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
947,424,572	97.24%	26,799,479	2,476,353	N/A

4.	The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to authorize additional common stock was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
946,532,072	97.39%	25,346,091	4,822,241	N/A

5.	The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to authorize the issuance of preferred stock was approved based upon the following votes:

Votes For	% Outstanding For	Votes Against	Abstentions	Broker Non-Votes
733,634,497	65.07%	60,516,566	3,211,109	179,338,232

6.	The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation was approved based upon the following votes:

Votes For	% Outstanding For	Votes Against	Abstentions	Broker Non-Votes
686,673,476	60.91%	106,098,507	4,590,189	179,338,232

7.	The proposal to approve miscellaneous amendments to the Company’s Restated Certificate of Incorporation to modernize, clarify and conform the Company’s Restated Certificate of Incorporation was approved based upon the following votes:

Votes For	% Outstanding For	Votes Against	Abstentions	Broker Non-Votes
788,336,975	69.93%	5,357,089	3,668,108	179,338,232

8.	The stockholder proposal regarding an independent board chairman was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
103,219,771	13.06%	686,754,673	7,387,728	179,338,232

9.	The stockholder proposal regarding a report on data center costs was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
76,742,427	9.74%	710,841,526	9,778,219	179,338,232

10.	The stockholder proposal regarding a report on climate due diligence was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
9,987,213	1.26%	777,636,402	9,738,557	179,338,232

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company, effective May 13, 2026.

3.2	Restated Certificate of Incorporation of the Company, dated May 13, 2026.

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2026	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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